UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                            INTERPHARM HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)      Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                           INTERPHARM HOLDINGS, INC.
                                 69 MALL DRIVE
                             COMMACK, NEW YORK 11725

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2004


To the Stockholders of Interpharm Holdings, Inc.:

      You are cordially invited to attend the Annual Meeting of Stockholders of Interpharm Holdings, Inc., a Delaware corporation, to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, on Thursday, November 18, 2004, at 10:00 a.m. local time, for the following purposes:

      1. To elect six members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

      2. To ratify and approve Marcum & Kliegman, LLP, as our independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2005;

      3. To ratify and approve stock option grants; and

      4. To transact such other matters as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on October 14, 2004 (the "Record Date") are entitled to notice of, and to vote at the meeting.

      A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is our 2004 Annual Report.
                                                   By Order of the Board
                                                   of  Directors


                                                   Maganlal K. Sutaria, Chairman

Commack, New York
October 20, 2004

PROXY STATEMENT

                            INTERPHARM HOLDINGS, INC.
                                  69 MALL DRIVE
                             COMMACK, NEW YORK 11725

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 18, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

      The Board of Directors of Interpharm Holdings, Inc., a Delaware corporation (the "Company," "we" or "us"), is soliciting the enclosed proxy for the annual meeting of stockholders to be held at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on proposals, which are listed in the notice of annual meeting of stockholders and described in more detail below.

      This proxy statement and the enclosed proxy card are being mailed on or about October 20, 2004, to all stockholders entitled to vote at the meeting. Our 2004 Annual Report is also being mailed to all stockholders entitled to vote at the annual meeting. The Annual Report does not constitute a part of the proxy solicitation material, except to the extent incorporated herein by reference.

      At the meeting, our stockholders will be asked:

      1. To elect six members to the Board of Directors to serve until their respective successors are elected and qualified;

      2. To ratify and approve Marcum & Kliegman, LLP, as our independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2005;

      3. To ratify and approve stock option grants; and

      4. To approve such other matters as may properly come before the meeting or any adjournment thereof.

RECORD DATE; OUTSTANDING SHARES

      Only stockholders of record at the close of business on October 14, 2004 (the "Record Date") are entitled to receive notice of, and vote at our annual meeting. As of the Record Date, the classes of stock entitled to vote at the meeting, and the number of shares of each class outstanding and entitled to vote consisted of:

      o     24,967,166 shares of $.01 par value per share common stock;
      o 7,631 shares of series A convertible preferred stock, par value $.01 per share
      o 1,458 shares of series B convertible preferred stock, par value $.01 per share
      o 281,005 shares of series C convertible preferred stock, par value $.01 per share
      o 1,757,480 shares of Series K convertible preferred stock, par value $.01 per share

      Each share of our common and preferred stock is entitled to one vote on all matters. As of the Record Date, we had 27,014,740 shares of our common and voting preferred stock outstanding with each share entitled to one vote. The Series A-1 preferred stock (of which there were 4,855,386 shares outstanding as of the Record Date) is not entitled to vote. We do not have any other voting securities.

EXPENSES OF SOLICITING PROXIES

      We will pay the expenses of soliciting proxies to be voted at the annual meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

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

REVOCABILITY OF PROXIES

      If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy may be revoked by (i) written notice of revocation or submission of a new proxy sent to our Corporate Secretary at 69 Mall Drive, Commack, New York 11725, or (ii) attending the meeting and voting in person.

VOTING AND VOTES REQUIRED FOR APPROVAL

      Every stockholder of record is entitled to one vote, for each share held, on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Bhupatlal K. Sutaria, or any person designated as his substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Mr. Sutaria or his substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

      To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to North American Transfer Agent, PO Box 311, Freeport, New York 11520-0311. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

      In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation material is used, it will be filed with the SEC prior to its use.

      Proposal 1: Election of Directors. Directors are elected by a plurality vote and the six nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee.

      Proposal 2: Ratification of Selection of Auditors. The affirmative vote of stockholders owning at least a majority of our shares of common and preferred stock entitled to vote, and voting together as a single class, present in person or represented by proxy at our annual meeting at which a quorum is present is necessary for ratification of the selection of our auditors.

      Proposal 3: Ratification and Approval of Stock Option Grants. The affirmative vote of stockholders owning at least a majority of our shares of common and preferred stock entitled to vote, and voting together as a single class, present in person or represented by proxy at our annual meeting at which a quorum is present is necessary to ratify and approve the stock option grants to our management and employees described below.

TABULATION OF VOTES

      The votes received by proxy will be tabulated and certified by our transfer agent, North American Transfer. All other votes will be tabulated by an inspector of election at the meeting.

VOTING BY STREET NAME HOLDERS

      If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      The required quorum for the transaction of business at the annual meeting is one-third of the issued and outstanding shares of common and Series A, B, C and K preferred stock, collectively, at the annual meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

INCORPORATION BY REFERENCE

      We are mailing a copy of our 2004 Annual Report with this Proxy Statement. The 2004 Annual Report is hereby incorporated by reference into this Proxy Statement.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Our Board of Directors presently consists of five members. A Board of Directors consisting of six directors is to be elected at the Annual Meeting. James Charles and Surinder Rametra resigned from their directorships on October 18, 2004. The Board of Directors has determined to nominate the existing five directors as well as Kennith Johnson to replace one of the two directors who recently resigned. Unless otherwise instructed, the proxy holder will vote the proxies received by him for the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

      Article III of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and to fill any vacancies created by an increase in the number of directors by a vote of the directors without the necessity of a vote by stockholders on such matter. Certain members of the Board have expressed a desire to enlarge our Board of Directors and elect candidates who have significant and relevant business experience. Accordingly, the Board of Directors may do so from time to time between annual meetings of stockholders.

            The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee                 Age   Position with Interpharm    Director Since

Dr. Maganlal K. Sutaria         68    CEO and Chairman            May 2003

David Reback (1)(2)(3)(4)       61    Director                    November 1997

Stewart Benjamin (1)(4)         39    Director                    May 2001

Cameron Reid                    50    Director                    May 2004

Dr. Mark Goodman (1)(2)(4)      62    Director                    March 2004

Kennith Johnson                 51    None                        Nominee

      (1)   Member of the audit committee
      (2)   Member of the compensation committee
      (3)   Sole member of stock option committee
      (4)   Member of the nominating committee

      The Board of Directors has determined that David Reback, Stewart Benjamin and Dr. Mark Goodman are independent (as independence is defined in Section 121A of the listing standards of the American Stock Exchange). The Board has also determined that Kennith Johnson will be independent as so defined.

      The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

      DR. MAGANLAL K. SUTARIA is a cardiovascular surgeon who received his medical degree from the Medical College, Ahmedabad, Gujarat University in 1961 and since 1991 served as the Chairman of Interpharm, Inc. Dr. Sutaria has been a Director and Chairman of our Board of Directors since May 29, 2003.

      DAVID C. REBACK has served as a director since in November 1997. Since 1969, Mr. Reback has been a partner with Reback & Potash, LLP, a law firm specializing in litigation, appellate matters and real estate. Mr. Reback received a B.A. from Syracuse University, and in 1965 he received a Juris Doctor's degree from Syracuse University College of Law.

      STEWART BENJAMIN has served as a Director since May 2001. Mr. Benjamin is a certified public accountant in the State of New York. From January 1996 to the present, Mr. Benjamin has been self-employed as a sole practitioner under the name of Stewart H. Benjamin, CPA, P.C. From 1985 through December 1995, Mr. Benjamin was employed as a staff accountant in both private industry and local public accounting firms. Mr. Benjamin received a Bachelor of Business Administration degree from Pace University in 1985.

      DR. MARK GOODMAN has been a cardiologist for more than 30 years and is currently in private practice and is affiliated with Winthrop University Hospital in Mineola, New York and North Shore University Hospital in Manhasset, New York. Dr. Goodman has participated in a number of drug trials as a primary investigator for a number of drug companies, including, Pfizer, Ciba Pharmaceuticals and Kos Pharmaceuticals. Dr. Goodman has also served on advisory panels to Medtronic Pacemaker Corporation and Bristol-Myers Squibb Company. Dr. Goodman is a graduate of Brooklyn College and has served as a Director since March 25, 2004.

      CAMERON REID has served as a Director since May 6, 2004. From 1992 through March 2004, Mr. Reid was the President of Dr. Reddy's Laboratories, Inc. Prior to joining Dr. Reddy's, Mr. Reid was an Executive Vice President of, and headed Roussel Corp., a division of Roussel UCLAF, a pharmaceutical company based in Montvale, New Jersey. Mr. Reid holds a Bachelor of Science degree in chemistry and geology from the University of Calgary. He is also a graduate of the executive management program at INSEAD in France.

      KENNITH JOHNSON is a nominee for election to our Board of Directors. We intend to appoint Mr. Johnson to be the Chairman of our Audit Committee if he is elected. Since January 2004 he has been a director and Chairman of the Audit Committee of Tengtu International Corp., a public company with headquarters in Toronto, Canada which, through a subsidiary, focuses on e-education in China. Since November 2001, Mr. Johnson has been a financial and strategy consultant with Johnson & Scanlon Associates. From January 2001 to November 2001, Mr. Johnson was Senior Vice President and Chief Financial Officer of Movado Group, Inc., a manufacturer and distributor of Swiss watches, fine jewelry and tableware products. Prior thereto he was Vice President, Chief Financial Officer and Chief Administrative Officer of Precise International/Weger N.A., a privately held manufacturer, distributor and importer of Swiss made sports watches, fine jewelry and other products.

      Directors are elected by a plurality vote and the six nominees who receive the most votes of our Series A, B,C and K preferred stock and common stock, voting together as a class, will be elected. In the election of directors, votes may be cast in favor of or withheld with respect to each nominee.

                              FAMILY RELATIONSHIPS

      The following are the family relationships among our nominees for director and officers: Surinder Rametra is the father of Munish K. Rametra. Munish K. Rametra, our Executive Vice President, General Counsel and Secretary, is married to the daughter of Maganlal K. Sutaria. Raj Sutaria, an officer of Interpharm, Inc., is the son of Maganlal K. Sutaria and the nephew of Bhupatlal K. Sutaria, our President. Maganlal K. Sutaria and Bhupatlal K. Sutaria are brothers.

      In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED "FOR" EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                   MANAGEMENT

      The following table sets forth the names and ages of all current Interpharm officers along with their current positions. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

 Name                               Age       Position
 ----                               ---       --------
 Dr. Maganlal K. Sutaria            68        Chief Executive Officer

 Bhupatlal K. Sutaria               58        President

 Surinder Rametra                   64        Director of Business Development

 George Aronson                     55        Chief Financial Officer

 Munish K. Rametra                  34        Executive Vice President, General
                                              Counsel, Secretary

      BHUPATLAL K. SUTARIA. Mr. Sutaria has served as the President of Interpharm Inc. since 1990. Prior to joining Interpharm, Inc., Mr. Sutaria was an entrepreneur involved in several of his own businesses, including a motorcycle dealership and a franchised restaurant. Mr. Sutaria received a Bachelor's degree in Chemistry from Saurashpra University in India in 1972 and a Masters of Business Administration degree from the University of Palm Beach in 1974. Mr. Sutaria is the brother of Dr. Maganlal K. Sutaria.

      SURINDER RAMETRA was appointed the Chief Executive Officer and Chairman of the Board of Directors of ATEC Group, Inc. in June 1994 and served in those roles until 2002. He resigned as a director of the Company in October 2004. Prior to June 1994, Mr. Rametra was president of one of our former subsidiaries. Mr. Rametra received a Bachelor's degree in Mechanical Engineering from the Punjab Engineering College, India and a Master's degree in Industrial
Engineering from the Indian Institute of Technology in 1965 and 1969, respectively. In 1976, Mr. Rametra received a Masters of Business Administration Degree in Finance from New York University. Mr. Rametra also serves as a principal, director, officer and trustee of several privately-held entities and a religious organization and is the owner of 25% of a hospital in India.

      GEORGE ARONSON became our Chief Financial Officer in January 2004. Prior to joining Interpharm, from 1995 through 2003, Mr. Aronson served as the Chief Financial Officer of Direct Insite Corporation, an application service provider
(ASP) for large enterprise customers. Prior to 1995, he served as Chief Financial Officer of Hayim & Co., an importer/distribution organization from 1988 through 1994. Mr. Aronson holds a Bachelor of Science degree from Long Island University and is a Certified Public Accountant in the State of New York, is a member of the American Institute of Certified Public Accountants and the Financial Executives Institute.

      MUNISH K. RAMETRA has been our general counsel and Secretary since May 29, 2003. Prior to joining us, from 1999 to 2003, Mr. Rametra acted as a financial and legal consultant to several private and public companies. Mr. Rametra was an associate for the law firm of Sullivan and Cromwell from 1995 to 1999. Mr. Rametra attended the Stern School of Business at New York University and New York University School of Law. Mr. Rametra is the son of Surinder Rametra and the son-in-law of Maganlal K. Sutaria.

      For  information   concerning  Dr.  Maganlal   Sutaria  see  "ELECTION  OF
DIRECTORS."

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      Our full Board of Directors held a total of two meetings during the fiscal year ended June 30, 2004. In addition, the Board of Directors acted two times by unanimous written consent during the same period and two of the current three independent directors met one time during the fiscal year without the presence of non-independent directors and management. During the fiscal year ended June 30, 2004, each of our directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of the committees, if any, on which such director served. The Board of Directors has standing Audit, Stock Option, Nominating and Compensation Committees.


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

Audit Committee and Audit Committee Report

      The Board of Directors created the audit committee in 1994. The audit committee is responsible for reviewing reports of financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in
compliance  with  federal  procurement  laws  and  regulations.   The  committee
recommends to the Board of Directors the selection of Interpharm's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for Interpharm.

      The audit committee is comprised of three directors: Stewart Benjamin, David Reback and Dr. Mark Goodman. In the opinion of the Board of Directors, Messrs. Benjamin, Reback and Goodman are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee and they are independent as defined in
Section 121(A) of the AMEX listing standards. The Board of Directors has adopted a written charter for the audit committee. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A. The Audit Committee met four times and acted by unanimous written consent two times during the fiscal year ended June 30, 2004.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of three Directors and operates under a written charter adopted by the Board of Directors. All of the audit committee members are independent within the meaning of Rule 121(A) of the AMEX listing standards, and are "independent," as that term is defined in
Section 10A of the Securities Act of 1934, as amended. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal control. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including discussing with management the quality and acceptability of the Company's financial reporting and controls.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Furthermore, the Audit Committee has considered whether the provision of non-audit services by the independent auditors for the fiscal year ended June 30, 2004 is compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2004 be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC.

      Management is responsible for the Company's financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the independent auditors' report on the Company's financial statements.

      The Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

      The Audit Committee is pleased to submit this report to the stockholders with regard to the above matters.

                                                        /s/ Stewart Benjamin
                                                        /s/ David Reback
                                                        /s/ Dr. Mark Goodman.

      The Company believes that Stewart Benjamin qualifies as a "financial expert" as defined in Rule 401(k) of Regulation S-K.

Stock Option Committee

      The Board of Directors created the Stock Option Committee in July 1994. The Stock Option Committee currently has only one member, David Reback. During the fiscal year ended June 30, 2004, the Stock Option Committee did not meet. The stock option committee is responsible for setting forth, and recommending stock option grants under our stock option plans as the stock option committee deems is desirable and necessary, while mindful of, and guided by industry standards. In the opinion of the Board of Directors, Mr. Reback is independent of management and free of any relationship which would interfere with his exercise of independent judgment as a member of the Stock Option Committee.

Compensation Committee

      In August 1994, the Board of Directors established a Compensation Committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees. David
C. Reback and Dr. Mark Goodman currently serve on the Compensation Committee. During the fiscal year ended June 30, 2004, the compensation committee did not meet, but acted one time by unanimous written consent.

Nominating Committee

      In March 2004 the Board of Directors established a Nominating Committee, which is responsible for determination of the appropriate size, functioning and needs of the Board, including, recruitment and retention of high quality Board members, committee composition and structure, Board assessment of director performance and related party and conflicts oversight. Stewart Benjamin, David
C. Reback and Dr. Mark Goodman currently serve on the Nominating Committee. All of the Nominating Committee members are independent within the meaning of Rule 121(A) of the AMEX listing standards, and are "independent," as that term is defined in Section 10A of the Securities Act of 1934, as amended. During the fiscal year ended June 30, 2004 the Nominating Committee did not meet. Between June 30, 2004 and the mailing of this proxy statement, the Nominating Committee met on two occasions.

      The Nominating Committee considers nominees recommended by any stockholder entitled to vote in the election of directors. Any stockholder wishing to nominate an individual for election to the Board must comply with the advance notice procedures described in the "Stockholders' Proposals" section at the end of this proxy statement. The nomination must contain the following information about the nominee: name, age, business and residence addresses, principal occupation or employment, the number of shares of common stock held by the nominee, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director of the Company, if elected. The Nominating Committee has not specified any minimum qualifications for serving on the Board. However, in its assessment of potential candidates, the Nominating Committee will review the candidate's character, business experience and understanding of the Company's business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

      The sole nominee for Director that is not standing for re-election, Kennith Johnson, was recommended by our management and approved as a nominee by the Nominating Committee and our full Board of Directors.

      A copy of our Nominating Committee Charter is available on our website at www.interpharminc.com.

                         BOARD OF DIRECTORS COMPENSATION

Compensation of Directors

      All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors and any committee on which they serve. On January 9, 2001, our stockholders approved the receipt by our non-employee directors of up to $5,000 for attendance at each quarterly meeting of the Board of Directors, plus up to $1,000 for attendance at each committee meeting. Non-employee directors are also eligible to participate in and receive stock options under our 2000 Plan. Directors who are employees receive no fees for attending meetings of the Board of Directors or any committee on which they serve.

      During the fiscal year ended June 30, 2004 no director received any fees for attending meetings.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors of Interpharm Holdings, Inc. (the "Company") is charged with developing and administering a compensation policy for senior management that contains appropriate performance incentives and equity-linked components, and reviewing annually the performance of the executive officers of the Company.

      The Compensation Committee also administers the stock option and stock incentive plans and approves grants of stock options and other incentives under those plans.

      Compensation programs for executive officers are designed to attract, retain and motivate employees who will contribute to the achievement of corporate goals and objectives. Elements of executive compensation include salaries, bonuses and awards of stock options, with the last two being variable. The Committee's current policy is to try to limit cash compensation and to replace it with option based compensation in order to make more cash available for Company operations and further incentivize management.

      In making its decisions or recommendations, the Committee takes into account factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions relative to others; and historic compensation awards.

      The Committee considered the factors described above in determining Dr. Sutaria's total compensation under his agreement entered into on May 30, 2003. Specifically, the Committee and the Board recognized that Dr. Sutaria's contributions in the past growth of Interpharm, Inc. and his continued importance going forward. While Dr. Sutaria's cash compensation is the highest of any employee of the Company, at $150,000, it is significantly less than that earned by CEO's of comparable companies. In consideration of this, the Committee awarded Dr. Sutaria 1,200,000 options to purchase common stock which it believes to be fair compensation and adequate incentive to meet the Company's long-term goals.

                           THE COMPENSATION COMMITTEE

                           /s/ David Reback
                           David Reback

                           /s/ Dr. Mark Goodman
                           Dr. Mark Goodman

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      In August 1994, the Board of Directors established a Compensation Committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees. During the fiscal year ended June 30, 2004, Stewart Benjamin, David C. Reback, Praveen Bhutani, Dr. Mark Goodman and James J. Charles were members of the Compensation Committee. The current members of the Compensation Committee are Dr. Mark Goodman and David Reback. In the opinion of the Board of Directors, each of such persons is independent of management and free of any relationship which would interfere with his exercise of independent judgment as a member of our Compensation Committee.

                                PERFORMANCE GRAPH

      Prior to May 30, 2003, we were in the computer/systems integration business as Atec Group, Inc. On May 30, 2003, that business was sold, Interpharm, Inc. was acquired and we changed our name to Interpharm Holdings, Inc. SEC disclosure rules require that registrants provide a line graph comparing the yearly percentage change in the registrant's cumulative total stockholder return on a class of common stock registered under Section 12 of the Exchange Act with the cumulative total return of a broad equity market index. We believe that historical stock prices prior to May 30, 2003 are not representative of our current business and a comparison of our stock price between May 30, 2003 and June 30, 2003 to an index would not be meaningful and could be misleading. Accordingly, we have omitted this information prior to May 30, 2003.

      The following chart compares for the period from May 30, 2003 to June 30, 2004, the cumulative total stockholder return on the Common Stock with (i) the S&P SmallCap 600 Index and (ii) the RDG Microcap Pharmaceutical Index (the "RDG Industry Index"), and assumes an investment of $100 on May 30, 2003 in each of the Common Stock, the stocks comprising the S&P SmallCap 600 Index and the stocks comprising the RDG Industry Index. The total return for each of the Company's Common Stock, the S&P SmallCap 600 Index and the RDG Industry Index assumes the reinvestment of all dividends (although no dividends were declared on the Company's Common Stock during such period). Each index is adjusted for additions and deletions of securities from the index.

                         COMPARE CUMULATIVE TOTAL RETURN
                        AMONG INTERPHARM HOLDINGS, INC.,
                   S&P SMALLCAP 600 INDEX AND RDG GROUP INDEX

                         5/30/03  6/30/03  9/30/03  12/31/03  3/31/04  6/30/04

INTERPHARM HOLDINGS, INC. 100.00   325.56   451.11   521.11   513.33   441.11
S&P SMALLCAP 600 INDEX    100.00   102.60   109.86   126.10   133.94   138.77
RDG INDUSTRY INDEX        100.00   118.17   128.52   119.16   121.32   101.72

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table provides certain compensation information for the years ended June 30, 2004, 2003 and 2002 concerning our Chief Executive Officer and other officers who earned in excess of $100,000 during the year ended June 30, 2004.


                           SUMMARY COMPENSATION TABLE

                FOR THE YEARS ENDED JUNE 30, 2004, 2003 AND 2002
                       ANNUAL COMPENSATION AWARDS PAYOUTS

                          ANNUAL COMPENSATION                                           LONG TERM COMPENSATION

                                                                                   Awards                  Payouts

    Name                                                      Other        Restricted  Securities
    And                                                       Annual          Stock    Underlying                  All
 Principal                   Year                            Compen-         Awards     Options/     LTIP         Other
  Position    Position      Ended     Salary($)  Bonus($)   sation($)           $         SARS      Payouts   Compensation
  --------    ---------     -----     ---------  --------   ---------           -         ----      -------   ------------
Surinder       Former     6/30/2004   $158,345    $10,000    $19,546   (1)
Rametra (8)  Chairman*;   6/30/2003   $150,000                14,157   (2)      0       700,000        0            0
             Director of
              Business
             Development
                          6/30/2002   $159,615                14,367   (3)      0       750,000        0            0

Maganlal K. Chairman/ CEO 6/30/2004   $151,385    $15,000    $16,938   (4)
Sutaria (8)               6/30/2003   $150,000                 1,300   (9)      0      1,200,000       0            0


Bhupatlal     President   6/30/2004   $155,231    $34,000    $21,319   (5)
K. Sutaria                6/30/2003   $150,000                 1,100   (9)      0       800,000        0            0
    (8)

Raj Sutaria Vice          6/30/2004   $145,307    $34,000    $15,314   (6)
(8)         President of  6/30/2003   $140,000                 1,000   (9)      0       750,000        0            0
            Interpharm,
            Inc.

Munish  K.  General       6/30/2004   $113,766    $10,000    $28,022   (7)
Rametra (8) Counsel/      6/30/2003   $100,000                 1,000   (9)      0       450,000        0            0
            Secretary

* Surinder Rametra was the Chief Executive Officer of Atec Group, Inc. during the fiscal year ended June 30, 2001 and until January, 2002. Dr. Maganlal Sutaria became Chief Executive Officer of the Company on May 29, 2003.

(1)   Major Medical $7,546, Leased Auto $12,000
(2)   Major Medical $6,357, Leased Auto $7,800
(3)   Major Medical $6,567, Leased Auto $7,800
(4)   Major Medical $1,338, Leased Auto $15,600
(5)   Major Medical $8,119, Leased Auto $13,200
(6)   Major Medical $3,314, Leased Auto $12,000
(7)   Includes Major Medical $11,222, Leased Auto $12,000
(8) Annual compensation based on employment agreements effective June 1, 2003 following the acquisition of Interpharm, Inc. on May 30, 2003.
(9)   Leased auto.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      During the fiscal year ended June 30, 2004 we did not grant any stock options to any of the individuals named in the above Summary Compensation Table.

YEAR END OPTION TABLE

      The following table sets forth certain information regarding the stock options exercised during the fiscal year ended June 30, 2004 and the stock options held as of June 30, 2004, by the individuals named in the above Summary Compensation Table.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                               Securities Underlying         Value of Unexercised
                                               Unexercised Options at        In-the-Money-Options
                                                Fiscal Year End (#)       At Fiscal Year End ($)(3)
                    Shares
                  Acquired on     Value
Name              exercise (#)  Realized($)   Exercisable   Unexercisable Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------
Surinder         736,403     3,032,709    1,953,455(1)       700,000(2)    3,466,999        2,301,600
Rametra

Maganlal K.            0             0            0        1,200,000(2)            0        3,945,600
Sutaria
Bhupatlal              0             0            0          800,000(2)            0        2,630,400
Sutaria
Raj Sutaria            0             0            0          750,000(2)            0        2,466,000
Munish K.              0             0            0          450,000(2)            0        1,479,600
Rametra


(1) Represents options to acquire: (i) 7,000 shares at $3.44 per share exercisable through August 8, 2007; (ii) 500,000 shares at $5.50 per share exercisable through March 28, 2008; (iii) 250,000 shares at $4.67 per share exercisable through September 27, 2008; (iv) 140,000 shares at $4.26 per share exercisable through June 29, 2009; (v) 99,825 shares at $1.993 per share exercisable through November 7, 2009; (vi) 892,858 shares at $.56 per share exercisable through April 23, 2011 and 63,772 shares at $.50 per share exercisable through November 16, 2011 and 700,000 shares at $0.682 per share exercisable through May 30, 2113.

(2) Options are exercisable at $0.682 per share. These options have the following vesting provisions: 25% of the options are to vest at the later of January 1, 2005 or the date on which Interpharm's Series K Convertible Preferred Stock becomes convertible into common stock (the "Conversion") and an additional 25% will vest on each following December 31 beginning in the same year as the first 25% vests; provided, however, that if the conversion does not occur before December 31, 2007, all options shall vest on that date. The option grants are subject to ratification by our shareholders at the next annual meeting for which management has already received sufficient proxies to carry the ratification. The options are subject to forfeiture in the event of a termination of employment. The term of the options is 10 years from the date they are granted.

(3) Computation based on $3.97, which was the June 30, 2004 closing price for our common stock.

EMPLOYMENT CONTRACTS

      Following the acquisition of Interpharm, Inc. on May 30, 2003, we entered into employment contracts with the executive officers named in the tables above. The following table lists the terms of the agreements.


                                                                             Salary
                                  Cell Phone        Auto                      Upon         Termination
                     Salary       Reimbursement     Allowance   Vacation    Disability     Date

Dr. Maganlal Sutaria $150,000        full           $1,300      6 weeks       50% for       December 31, 2007
                                                                                3 mo.
Bhupatlal Sutaria    $150,000        full           $1,100      4 weeks       50% for       December 31, 2007
                                                                                3 mo.
Raj Sutaria*         $140,000        full           $1,000      4 weeks       50% for       December 31, 2007
                                                                                3 mo.
Surinder Rametra     $150,000        full           $1,000      6 weeks       50% for       December 31, 2007
                                                                                3 mo.
Munish K. Rametra    $100,000        full           $1,000      4 weeks       50% for       December 31, 2007
                                                                                3 mo.


*     Employee of Interpharm, Inc. only.

      Each of the above agreements also provides for the following:

      - termination with or without cause and, upon termination, the employee is entitled to receive only any accrued salary and vacation pay;

      - confidentiality and non-competition clauses which remain effective following the termination of employment;

      - salary increases and bonus payments at the sole discretion of the Board of Directors.

      EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of June 30, 2004. The table includes the following plans:
1997 Stock Option Plan and 2000 Flexible Stock Plan.



                     Plan category                 Number of securities       Weighted average         Number of securities
                                                    to be issued upon         exercise price of      remaining available for
                                                       exercise of          outstanding options,         future issuance
                                                   outstanding options,      warrants and rights
                                                   warrants and rights

        Equity compensation plans approved by                     0                     0                         0
        security holders

        Equity compensation plans not approved
        by security holders

                                                          1,436,370                 $2.30                         0
        1997 Stock Option Plan

                                                          9,023,630                 $1.51                 2,208,563
        2000 Flexible Stock Plan(1)

        Total                                            10,460,000                 $1.62                 2,208,563

      (1) Securities available for future issue increase each year by 10% of our outstanding common stock at the beginning of each year. The total amount of common stock available under the plan cannot exceed 20 million shares.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

      The following table sets forth as of October 5, 2004, certain information with respect to the beneficial ownership of our voting securities by (i) any person known by Interpharm to be the beneficial owner of more than 5% of our voting securities, (ii) each director and nominee, (iii) each executive officer named in the Summary Compensation table appearing herein and (iv) all directors and executive officers as a group.


                                                                                     Amount and
     Name and                                                                         Nature of
     Address of                                             Title of                 Beneficial            Percent of
     Beneficial Owner                                        Class                    Ownership             Class(1)

     Maganlal K. Sutaria(2)                               Common Stock                 43,500                   *
     69 Mall Drive
     Commack, NY  11725

     Raj Sutaria(3)                                       Common Stock                4,380,028              17.54%
     75 Adams Avenue
     Hauppauge, NY 11788                               Series K Preferred              615,117               35.00%

                                                       Common and Series K
                                                            Combined                  4,995,145              19.53%
                                                          Voting Power

     Bhupatlal K. Sutaria(4)                              Common Stock                  4,000                   *
     75 Adams Avenue
     Hauppauge, NY  11788

     Munish K. Rametra and Mona Rametra (5)               Common Stock                2,508,015              10.05%
     69 Mall Drive
     Commack, NY  11725                                Series K Preferred              351,496               20.00%

                                                      Common and Series K
                                                            Combined                  2,859,511              10.70%
                                                          Voting Power

     Surinder Rametra (6)                                 Common Stock                3,443,915              12.79%
     69 Mall Drive
     Commack, NY  11725

     Dr. Mark Goodman (7)                                 Common Stock                 47,500                   *
     69 Mall Drive
     Commack, NY  11725

     David Reback (8)                                     Common Stock                 26,000                   *
     69 Mall Drive
     Commack, NY  11725



     Stewart Benjamin(9)                                  Common Stock                 12,000                   *
     69 Mall Drive
     Commack, NY  11725

     Ravi Sutaria                                         Common Stock                3,106,487              12.44%
     69 Mall Drive
     Commack, NY  11725                                Series K Preferred              439,370               25.00%

                                                       Common and Series K
                                                            Combined                  3,545,857              13.27%
                                                          Voting Power

     Perry Sutaria(10)                                    Common Stock                2,504,358              10.03%
     69 Mall Drive
     Commack, NY  11725                                Series K Preferred              351,496               20.00%

                                                       Common and Series K
                                                            Combined                  2,855,854              10.69%
                                                         Voting Power
     Ashok Rametra(11)                                    Common Stock                2,044,825               7.67%
     1762 Central Avenue
     Albany, NY  12205

     Kennith Johnson                                      Common Stock                    0                     *
     69 Mall Drive
     Commack, NY  11725

     Cameron Reid (12)                                    Common Stock                    0                     *
     69 Mall Drive
     Commack, NY  11725

     George Aronson (13)                                  Common Stock                    0                     *
     69 Mall Drive
     Commack, NY  11725

     All Directors and                                 Total Voting Power            11,431,571              39.84%
     Officers as a
     Group (9 persons)


(1) Computed based upon a total of 24,967,166 shares of common stock and 1,757,480 shares of Series K Preferred Stock outstanding as of October 5, 2004 and 7,438 shares of common stock into which the Series, A, B and C Preferred Stock are convertible.

(2) The foregoing figure reflects the ownership of 43,500 shares of common stock and does not include non-vested options to acquire 1,200,000 shares of common stock, 350,000 non-vested options held by his spouse and 1,873,900 shares of Series A-1 Preferred Stock held by an annuity he controls.

(3) The foregoing figure does not include non-vested options to acquire 750,000 shares of common stock or his beneficial interest in Series A-1 Preferred Stock held by a trust of which he is a beneficiary.

(4) The foregoing figure does not include non-vested options to acquire 800,000 shares of common stock and 400,000 non-vested options held by his spouse.

(5) The foregoing does not include non-vested options held by Munish K. Rametra to acquire 450,000 shares of common stock or Mona Rametra's beneficial interest in Series A-1 Preferred Stock held by her and by a trust of which she is a beneficiary.

(6) The foregoing figure reflects the ownership of 1,288,960 shares of common stock by Mr. Rametra, including 201,500 shares held by Mr. Rametra and his spouse. In addition, the foregoing figure includes 1,953,455 shares of common stock which may be acquired by Mr. Rametra upon the exercise of currently exerciseable options. Mr. Rametra disclaims beneficial ownership of the shares of the Company's stock owned by members of the Rametra family, other than Mr. Rametra's spouse, including independent children. Excludes non-vested options to purchase 700,000 shares of common stock.

(7) The foregoing figure includes 47,500 shares owned by Dr. Goodman's wife. Dr. Goodman has been granted a power of attorney to sell such shares.

(8) The foregoing figure excludes non-vested options to acquire 10,000 shares of common stock.

(9) The foregoing figure includes 10,000 shares of common stock which may be acquired upon exercise of currently exerciseable options and excludes non-vested options to acquire an additional 10,000 shares of common stock.

(10) The foregoing figure does not include his beneficial interest in Series A-1 Preferred Stock held by a trust of which he is a beneficiary.

(11) The foregoing figure reflects the ownership of 355,239 shares of common stock by Mr. Rametra. The foregoing amount also includes the exercise by Mr. Rametra of options to acquire 1,689,586 shares of the common stock which may be acquired by Mr. Rametra upon the exercise of currently exercisable options. Mr. Rametra disclaims beneficial ownership of shares of the Company owned by other members of his family.

(12) The foregoing figure does not include 1,000,000 non-vested options to purchase common stock. Mr. Reid's options have an exercise price of $3.97 per share and will not vest until out common stock trades at $15 per share for six months.

(13) The foregoing figure does not include 250,000 non-vested options to purchase common stock. Mr. Aronson's options have an exercise price of $4.41 per share and will vest at the rate of 20% per year beginning December 31, 2004.

                  CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Our 100,000 square foot facility at 75 Adams Avenue in Hauppauge, New York is owned by Sutaria Family Realty, LLC which is owned by Perry Sutaria, Raj Sutaria and Mona Rametra.

      No third party assessment or appraisal of the lease was made at the time it was entered into or at any subsequent time. Interpharm, Inc. is obligated to pay minimum annual rent of $480,000, plus property taxes, insurance, maintenance and other expenses related to the leased facility. Upon a change in ownership of the Company, and every three years thereafter, the annual rent will be adjusted to fair market value, as determined by an independent third party.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      To our knowledge, except as set forth below, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of Common Stock has failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 2004: Ashok Rametra - Form 4 dated July 11, 2003; Praveen Bhutani - Form 4 dated July 11, 2003; Ashok Rametra - Form 4 dated August 21, 2003; Ashok Rametra- Form 4 dated November 24, 2003; Surinder Rametra- Form 4 dated January 8, 2004; Praveen Bhutani - Form 4 dated January 6, 2004; Praveen Bhutani - Form 4 dated January 16, 2004; James Charles - Form 4 dated January 22, 2004; Surinder Rametra - Form 4 dated January 22, 2004; Ashok Rametra - Form 4 dated January 23, 2004; Ashok Rametra - Form 4 dated January 13, 2004; Surinder Rametra - Form 4 dated March 22, 2004; Surinder Rametra - Form 4 dated March 26, 2004; Surinder Rametra - Form 4 dated April 15, 2004; Ravi Sutaria - Form 4 dated June 14, 2004; Mona Rametra - Form 4 dated June 14, 2004; Munish K. Rametra - Form 4 dated June 14, 2004; Perry Sutaria - Form 4 dated June 14, 2004; and Raj Sutaria - Form 4 dated June 14, 2004.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

      Our Audit Committee has recommended the appointment of Marcum & Kliegman, LLP as our independent auditor for the fiscal year ending June 30, 2005. Acting on that recommendation, the Board of Directors appointed Marcum & Kliegman, LLP as our auditor for the fiscal year ending June 30, 2005. Marcum & Kliegman, LLP served as our independent auditor for the fiscal year ended June 30, 2004 and the six month period ended June 30, 2003, and provided services to us with respect to those periods that included, but were not limited to, consultations on various tax and information services matters, as well as consultation with respect to the acquisition of Interpharm, Inc.

Audit and Non-Audit Fees

      The following table sets forth the fees billed to us for the fiscal year ended June 30, 2004 and the six month period ended June 30, 2003 by Marcum & Kliegman, LLP:


                                             Fiscal Year        Six-Months
                                                Ended             Ended
                                            June 30, 2004     June 30, 2003
                                            -------------     -------------

               Audit Fees                   $102,250            $103,580
               Audit Related Fees (1)         29,532              91,506
               Tax Fees (2)                   46,445               1,250
               All Other Fees (3)             12,368                   0


      (1) Consists of fees for services relating to accounting consultation and review of documents filed with the SEC.

      (2) Consists of tax filing and tax related compliance and other advisory services.

      (3) Consists primarily of consultation with respect to government grant applications.

      The Audit Committee of our Board of Directors determined that the provision of the above non-audit services is compatible with Marcum & Kliegman, LLP maintaining its independence.

Pre-Approval of Services by the Independent Auditor

      The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by our independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. Our Management, may, however, approve de minimus amounts for non-audit services without the approval of the Audit Committee.

      The Audit Committee also will consider on a case-by- case basis and, if appropriate, approve specific engagements in excess of $15,000. Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to us by our external auditor. During the fiscal year ended June 30, 2004, 100% of the Audit Related Fees and all other fees were approved by the Audit Committee.

      A representative of Marcum & Kliegman, LLP is expected to be present at the Annual Meeting, either in person, or via teleconference, to respond to appropriate questions and to make such statements as may be appropriate. In the event stockholders do not ratify the appointment of Marcum & Kliegman, LLP as our independent auditor for the fiscal year ending June 30, 2005, such appointment will be reconsidered by the Board of Directors.

      In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" ratification the selection of Marcum & Kliegman, LLP as our auditor.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN, LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2005.

                                 PROPOSAL NO. 3

                       RATIFICATION OF STOCK OPTION GRANTS

      Under our 2000 Flexible Stock Plan approved by our stockholders, options to acquire a total of 5,075,000 shares of our common stock at the five day average trading price prior to that date ($0.682) were granted by our full Board of Directors on May 29, 2003 to certain of our directors, officers employees and service providers as incentive compensation. While no further stockholder approval is required for the issuance of the options under the Plan, the Board of Directors made it a condition of each grant that they be ratified by our stockholders at our next annual meeting. We have already received proxies from a majority of our outstanding shares in favor of approval of this proposal.

      A total of 4,720,000 of the options were granted to ten executive officers and senior level employees with the following vesting schedule: 25% of the options are to vest at the later of January 1, 2005 or the date on which the Company's Series K Convertible Preferred Stock became convertible into common stock, which was June 4, 2004 ("the Conversion"), and an additional 25% will vest on each following December 31 beginning in the same year as the first 25% vests; provided, however, that if the Conversion does not occur before December 31, 2007, all options shall vest on that date. Of these options, our CEO was granted 1,200,000, our President was granted 800,000, the Vice President of Interpharm, Inc. was granted 750,000, our Director of Business Development was granted 700,000 and our General Counsel was granted 450,000.

      A total of 50,000 options were granted to our then Chief Financial Officer with the following vesting schedule: 50% of the options shall vest on December 31, 2003 and 50% of the options shall vest on December 31, 2004.

      A total of 30,000 options were granted to our three then independent directors with the following vesting schedule: 50% of the options are to vest at the later of January 1, 2005 or the date of Conversion, and the additional 50% will vest one year from the date of Conversion; provided, however, that if the Conversion does not occur before December 31, 2007, all Options shall vest on that date.

      A total of 50,000 options were granted to our legal counsel with the following vesting schedule: the options are to vest at the later of January 1, 2005 or the date of Conversion; provided, however, that if the Conversion does not occur before December 31, 2007, all options shall vest on that date.

      A total of 200,000 options were granted to an employee with the following vesting schedule: the first 100,000 of the Options shall vest as follows: 25,000 are to vest at the later of January 1, 2005 or the date of Conversion, and an additional 25,000 will vest on each following December 31 beginning in the same year as the first 25,000 vests; provided, however, that if the Conversion does not occur before December 31, 2007, all 100,000 Options shall vest on that date. The second 100,000 of the Options shall vest on December 31, 2011.

      A total of 25,000 options were granted to an employee with the following vesting schedule: the first 10,000 of the options shall vest as follows: 2,500 are to vest at the later of January 1, 2005 or the date of Conversion, and an additional 2,500 will vest on each following December 31 beginning in the same year as the first 2,500 vests; provided, however, that if the Conversion does not occur before December 31, 2007, all 10,000 options shall vest on that date. The remaining 15,000 of the Options shall vest on December 31, 2010.

      The closing price of the Company's Common Stock on October 5, 2004 was $3.42 per share.

NEW PLAN BENEFIT TABLE

      The following table sets forth the number of options referred to above which were granted to each of the following persons or groups.

Name and Position          Number of Options

Dr. Maganlal K. Sutaria               1,200,000
Bhupatlal K. Sutaria                    800,000
Raj Sutaria                             750,000
Surinder Rametra                        700,000
Munish K. Rametra                       450,000
                                      ---------
All executive officers as a group     3,950,000

All directors who are not
  executive officers                     30,000

All employees who are not
   executive officers                   995,000

      The dollar amount of benefits attributable the grant of the above options is not determinable.

      In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of options granted.

THE BOARD OF DIRECTORS RECOMMENDS AVOTE "FOR" RATIFICATION OF OPTIONS GRANTED UNDER OUR PLAN.

                           STOCKHOLDER COMMUNICATIONS

      We encourage stockholder communications to the Board of Directors and/or individual Directors. Stockholders who wish to communicate with the Board of Directors or an individual Director should send their communications to the care of Munish K. Rametra, Corporate Secretary, Interpharm Holdings, Inc., 69 Mall Drive, Commack, New York 11725. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating Committee.

                             STOCKHOLDERS' PROPOSALS

      A stockholder of record may present a proposal for action at the 2005 Annual Meeting of Stockholders provided that we receive such proposal at our executive office no later than June 22, 2005. We anticipate that the 2005 Annual Meeting will be held in December 2005. The proponent may submit a maximum of one
(1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2005 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before September 6, 2005.

                                     GENERAL

      Unless contrary instructions are indicated on the proxy, all shares of Series A, B, C and K preferred stock and common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1, 2 and 3.

                                 OTHER BUSINESS

      The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                       By Order of the Board of Directors,

                       Maganlal K. Sutaria, Chairman

Commack, New York
October 20, 2004

                                   APPENDIX A

                            INTERPHARM HOLDINGS, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                                     PURPOSE

To assist the Board of Directors of Interpharm Holdings, Inc. (the "Company") in fulfilling its oversight responsibilities for (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and
(4) the performance of the Company's internal audit function and independent auditors. The audit committee shall also prepare the report that SEC rules require be included in the Company's proxy statement for its annual meeting of stockholders.

                                    AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

      o Appoint, compensate, and oversee the work of the public accounting firm retained by the Company to conduct the audit of the Company's annual financial statements (the "external auditor"). This firm will report directly to the audit committee.

      o Resolve any disagreements between management and the external auditor regarding financial reporting.

      o Pre-approve all auditing and permitted non-audit services performed by the external auditor and the terms and conditions for such services, including the fees therefor.

      o Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

      o Seek any information it requires from employees--all of whom are directed to cooperate with the committee's requests--or external parties.

      o Meet with Company officers, external auditors, other advisors, including accounting firms, or outside counsel, as necessary.

      o The committee may delegate authority to subcommittees, including the authority to preapprove all auditing and permitted non-audit services, providing that such decisions are presented to, and are subject to approval by, the full committee at its next scheduled meeting.

                                   COMPOSITION

      The audit committee will consist of at least three and no more than six members of the Board of Directors. The Board nominating committee will appoint committee members and the committee chair.

      Each committee member shall be both an independent director as defined under rules and regulations of the American Stock Exchange and the Securities Exchange Act of 1934 and the rules and regulations thereunder and be financially literate. At least one member shall be designated as the "financial expert," as defined by applicable legislation and regulation.

      No committee member shall simultaneously serve on the audit committees of more than two other public companies.

                                    MEETINGS

      The committee will meet on at least a quarterly basis, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee shall invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It shall meet separately, periodically, with management, with internal auditors and with the external auditors It shall also meet periodically in executive session. Meeting agendas shall be prepared and provided in advance to members, along with appropriate briefing materials. Minutes of all meetings shall be prepared.

                                RESPONSIBILITIES

The committee will carry out the following responsibilities:

FINANCIAL STATEMENTS AND SEC REPORTS

      o Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

            o     Complex or unusual transactions and highly judgmental areas

            o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles

            o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

      o Review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

      o Discuss the annual audited financial statements and quarterly financial statements with management and the external auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and matters required to be reviewed under applicable legal, regulatory and American Stock Exchange requirements.

      o     Prior to the filing of the Company's Form 10-K:

                  Review and discuss the Company's annual consolidated financial statements and related footnotes

                  Review and discuss the external auditor's audit of the consolidated financial statements and its report

                  Review and discuss any significant changes required in the external auditor's examination plan

                  Discuss with management, the internal auditing staff and the independent auditor any problems, difficulties or disputes encountered during the course of the audit, including any restrictions on the scope of the external auditor's activities or access to requested information, any accounting adjustments that were noted or proposed by the external auditor but that were not adopted, any communications between the external auditor's team assigned to the Company's audit and the auditor's national office, and any "management" or "internal control" letter issued, or proposed to be issued, by the external auditor to the Company

                  Review and discuss other matters related to the conduct of the audit which are to be communicated to the committee under general accepted auditing standards, including discussions relating to the external auditor's judgments about such matters as the quality, not just the acceptability, of the Company's accounting practices and other items set forth in
                  Statement of Auditing Standards Statement No. 61 ("SAS 61") (Communication with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61 Recommend to the Board of Directors, based on the review and discussions referred to above, that the Company's consolidated financial statements be included in the Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

      o Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

      o Discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

INTERNAL CONTROL

      o Consider the effectiveness of the Company's internal control system, including information technology security and control.

      o Understand the scope of the internal and external auditors' reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

INTERNAL AUDIT

      o Review with management and the Company's chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

      o Ensure there are no unjustified restrictions or limitations upon the authority and scope of duties of the Company's chief audit executive, and review and concur in the appointment, replacement, or dismissal of, the Company's chief audit executive.

      o Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

      o On a regular basis, meet separately with the Company's chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

EXTERNAL AUDIT

      o Review the external auditor's proposed audit scope and approach, including coordination of audit effort with the Company's internal audit staff.

      o Review the performance of the external auditor, and exercise final approval on the appointment or discharge of the external auditor. In performing this review, the committee will:

            o At least annually, obtain and review a report by the external auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the external auditor's independence) all relationships between the external auditor and the Company and review with the external auditor any other written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the external auditor and the Company or any other relationships that reasonably may be thought to bear on the external auditor's independence and discuss with the external auditor any disclosed relationships or services that may impact the objectivity and independence of the external auditor

            o Take into account the opinions of management and internal audit staff

            o     Review and evaluate the lead partner of the external auditor

            o Present its conclusions with respect to the external auditor to the Board

      o Ensure the rotation of the lead audit partner of the external auditor every five years and other audit partners every seven years, and consider whether there should be regular rotation of the external auditor firm itself.

      o Present its conclusions with respect to the external auditor to the full Board.

      o Set clear hiring policies for employees or former employees of the external auditor

      o On a regular basis, meet separately with the external auditor to discuss any matters that the committee or external auditor believe should be discussed privately.

COMPLIANCE

      o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

      o Receive and address (i) complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and
            (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      o Review the findings of any examinations by regulatory agencies, and any internal or external auditor observations.

      o Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

      o Obtain regular updates from management and Company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES

      o     Regularly   report  to  the  Board  of  Directors   about  committee
            activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's external auditor, and the performance of the internal audit function.

      o Provide an open avenue of communication between internal audit staff, the external auditor, and the Board of Directors.

      o Report annually to the stockholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by applicable statutes and rules, including approval of non-audit services.

      o Review any other reports the Company issues that relate to committee responsibilities.

OTHER RESPONSIBILITIES

      o Discuss with management the Company's major policies with respect to risk assessment and risk management

      o Review and approve all "related party transactions" as defined in applicable SEC rules

      o Perform other activities related to this charter as requested by the Board of Directors.

      o     Institute and oversee special investigations as needed.

      o Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by statutes, rules or regulations.

      o Confirm annually that all responsibilities outlined in this charter have been carried out.

      o Evaluate the committee's and individual members' performance at least annually.

                            INTERPHARM HOLDINGS, INC.
                     69 Mall Drive, Commack, New York 11725
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and 2004 Proxy Statement and hereby appoints Bhupatlal K. Sutaria, attorney and proxy, with full power of substitution and resubstitution, to vote all shares of the Common Stock, par value $0.01 per share, and all shares of Series A, B, C and K Preferred Stock, of Interpharm Holdings, Inc., a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on October 14, 2004 at the annual meeting of stockholders of the Company to be held on November 18, 2004 at 10:00 a.m., local time, at The American Stock Exchange, and at any postponement or adjournment thereof, as indicated in this Proxy:

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED AND, IN THE ABSENCE OF DIRECTION AS TO THE MANNER OF VOTING, WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE SLATE OF NOMINEES TO BE VOTED UPON BY THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK SET FORTH IN THE PROXY STATEMENT, FOR RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2005 AND FOR THE RATIFICATION OF THE GRANTS OF STOCK OPTIONS SET FORTH IN THE PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY Please mark vote in oval in the following manner using dark ink only.


1. Election of Directors:

WITH AUTHORITY TO VOTE FOR                       WITHHOLD AUTHORITY

   ALL NOMINEES LISTED BELOW ____      TO VOTE FOR ALL NOMINEES LISTED BELOW ___
                                      (except as marked to   the contrary below)

      Nominees: Dr. Maganlal K. Sutaria, Cameron Reid, Dr. Mark Goodman, Stewart Benjamin, David C. Reback and Kennith Johnson.

_____________________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                (Continued and to be signed on the reverse side)

2. Ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent auditor for the fiscal year ending June 30, 2005.


              ____  FOR         ____  AGAINST         ____  ABSTAIN

3. Ratification of stock option grants to management, employees and service providers.

              ____  FOR         ____  AGAINST         ____  ABSTAIN

4. As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Dated:

                                                ---------------------------
                                                        (Signature)

                                                ---------------------------
                                                     Please Print Name

                                                ---------------------------
                                                 Signature if held jointly

                                                ---------------------------
                                                    Please Print Name

Please date this Proxy and sign exactly as the name(s) appears on the enclosed envelope and return the signed Proxy in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


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